UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2026

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTION
On January 2, 2026, PROG Beach, LLC (the "Purchaser"), a wholly-owned subsidiary of PROG Holdings, Inc. (the "Company"), completed its previously announced acquisition (the "Acquisition") of all of issued and outstanding equity interests of P-Squared, LLC (the "Acquired Entity") from Purchasing Power Parent, LLC (the "Seller"), pursuant to the Unit Purchase Agreement, dated as of December 1, 2025 (the "Purchase Agreement").
ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On January 2, 2026, the Company entered into a fourth amendment (the "Fourth Amendment") to that certain credit agreement, dated November 24, 2020, by and among Progressive Finance Holdings, LLC, as borrower, the Company and certain subsidiaries of the Company, as guarantors, the several banks and other financial institutions from time to time party thereto and JPMorgan Chase Bank, N.A, as administrative agent (as amended, the "Credit Agreement"). The Fourth Amendment provides for, among other things, the incurrence by the Company of a $125 million incremental term loan (the "Term Loan"), the proceeds of which, together with revolving borrowings of $135 million and cash on hand, were used to finance the Acquisition and related costs.
The Term Loan benefits from the same guarantees as, and ranks pari passu in right of payment and security with, the revolving loans under the Credit Agreement and will mature on November 15, 2029.
The Fourth Amendment updates the grid-based pricing applicable to all loans and the unused portion of the revolving commitments, with borrowings bearing interest at a rate per annum equal to, at the Company’s option, (i) SOFR plus a margin within the range of 1.50% to 2.75% for all loans, based on total net leverage, or (ii) the base rate plus the applicable margin, which will be 1.00% lower than the applicable margin for SOFR loans. The Fourth Amendment also updates the commitment fees payable on unused revolving commitments to a range of 0.25% to 0.50%, as determined based on total net leverage.
The Fourth Amendment (i) revises the quarterly financial maintenance covenant to increase the maximum permitted total net leverage ratio to 3.25x during fiscal year 2026, 3.00x during fiscal year 2027 and 2.50x thereafter and (ii) makes certain changes to the Credit Agreement’s negative covenants, including the addition of a new $150 million restricted payment basket and a condition that certain ratio-based baskets require pro forma total net leverage of not more than 2.50x.
The Fourth Amendment also adds provisions to permit the incurrence of receivables and warehouse financing facilities, including the existing non‑recourse facilities of certain special purpose subsidiaries of the Acquired Entity described under Item 2.01 below (with such special purpose subsidiaries being designated as unrestricted subsidiaries) and similar future facilities subject to customary conditions.
The foregoing description of the Fourth Amendment is only a summary and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
The information set forth in the Introduction to this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.
The aggregate consideration paid by the Purchaser to the Seller at the closing was approximately $420 million in cash, subject to customary adjustments. In addition, the Acquired Entity has approximately $330 million of non-recourse funding debt under its securitization and warehouse facilities that remained in place following the closing. The Acquisition resulted in the Company acquiring the Seller’s voluntary employee benefit program, which allows an employer’s workers to buy brand-name products and services through automatic payroll deductions without credit checks.

The Company funded the Acquisition with a combination of cash on hand and debt financing, as described in Item 1.01 above.
Other than in respect of the Acquisition, there is no material relationship between the Seller or the Acquired Entity, on the one hand, and the Company or any of its affiliates, on the other hand, or any director or officer of the Company, or any associate of any such director or officer.
The foregoing description of the Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
ITEM 2.03.     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth in the Item 1.01 above is hereby incorporated be reference into this Item 2.03.
ITEM 7.01.     REGULATION FD DISCLOSURE
On January 2, 2026, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(a)    Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) of Form 8-K are not included in this Current Report on Form 8-K. The Company will file the financial statements required by Item 9.01(a) of Form 8-K by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(b)    Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K is not included in this Current Report on Form 8-K. The Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K by amendment no later than 71 calendar days after the date that this Current Report on form 8-K is required to be filed.
(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release, dated January 2, 2026 (furnished)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Todd King
Date:	January 2, 2026		Todd King Chief Legal and Compliance Officer